UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2008

TORRENT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-19949	84-1153522
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

11918 SE Division, Suite 197 Portland, Oregon 97266 (Address of principal executive offices)
(503) 224-0072
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 16, 2008, Torrent Energy Corporation and its affiliated debtors and debtors-in-possession (collectively, the “Company”) filed with the U.S. Bankruptcy Court for the District of Oregon (the “Bankruptcy Court”): (a) its Joint Plan of Reorganization for Reorganizing Debtors (the “Reorganization Plan”) and (b) its Disclosure Statement Regarding Joint Plan of Reorganization for Reorganizing Debtors (the “Disclosure Statement”).  Copies of the Reorganization Plan and Disclosure Statement, as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

The Company recommends that its stakeholders refer to the limitations and qualifications included in the Reorganization Plan and Disclosure Statement.  Information contained in the Reorganization Plan and Disclosure Statements is subject to change, whether as a result of amendments to the Reorganization Plan and Disclosure Statement, actions of third parties or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Reorganization Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, none of this announcement, the Reorganization Plan or the Disclosure Statement is intended to be, nor should any of the announcement, the Reorganization Plan or the Disclosure Statement be construed as, a solicitation for a vote on the Reorganization Plan.  The Reorganization Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Plan of Reorganization for Reorganizing Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code.
99.2	Disclosure Statement Regarding Joint Plan of Reorganization for Reorganizing Debtors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2008
TORRENT ENERGY CORPORATION

By:	/s/ Peter J. Craven
Peter J. Craven
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Plan of Reorganization for Reorganizing Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code.
99.2	Disclosure Statement Regarding Joint Plan of Reorganization for Reorganizing Debtors.